Derivative Instruments	12 Months Ended
Dec. 31, 2021
Derivative Instrument Detail [Abstract]
Derivative Instruments

(9) Derivative Instruments

The Company has entered into several derivative agreements with several banks to reduce the impact of changes in interest rates associated with its variable rate debt. The counterparties to the Company’s interest rate swap agreements are highly rated financial institutions. In the unlikely event that the counterparties fail to meet the terms of the interest rate swap agreements, the Company’s exposure is limited to the interest rate differential on the notional amount at each monthly settlement period over the life of the agreements. The Company monitors its counterparties’ credit ratings on an on-going basis and does not anticipate any non-performance by the counterparties. The Company does not have any master netting arrangements with its counterparties.

The Company has utilized the income approach to measure at each balance sheet date the fair value of its derivative instruments on a recurring basis using observable (Level 2) market inputs. This approach represents the present value of future cash flows based upon current market expectations.

The following table summarizes the fair value of derivative instruments, which are inclusive of counterparty risk, on the consolidated balance sheets as of December 31, 2021 and 2020:

	2021	2020
Assets
Interest rate swaps - designated as hedges	$12,278	$47
Total	$12,278	$47
Liabilities
Interest rate swaps - designated as hedges	$2,139	$9,665
Interest rate swaps - not designated as hedges	—	19,570
Total	$2,139	$29,235

The following table summarizes the Company’s derivative instruments, which were all designated as cash flow hedges as of December 31, 2021:

Notional
Derivative instruments	amount
Interest rate swap contracts with several banks that were indexed to one-month LIBOR, with fixed rates between 0.17% and 1.28% per annum, amortizing notional amounts, with termination dates through May 30, 2031	$856,250
Interest rate swap contracts with several banks that were indexed to daily SOFR, with fixed rates between 0.36% and 1.48% per annum, amortizing notional amounts, with termination dates through March 17, 2031 (1)	868,000
Total notional amount as of December 31, 2021	$1,724,250

(1)	In November 2021, the Company amended certain interest rate swap contracts which were related to the replacement of LIBOR to SOFR due to the reference rate reform.

During the year ended December 31, 2021, the Company early terminated a total notional amount of $508,250 interest rate swaps not designated as cash flow hedges with a total settlement amount of $14,552, including accrued interest. During the year ended December 31, 2021, the Company entered into new interest rate swaps designated as cash flow hedges with a total notional amount of $1,030,000.

Over the next twelve months, the Company expects to reclassify an estimated net loss of $13,365 related to the designated interest rate swap agreements from “accumulated other comprehensive income” in the consolidated statements of shareholders’ equity to “interest expense” in the consolidated statements of operations.

The following table summarizes the pre-tax impact of derivative instruments on the consolidated statements of operations and comprehensive income during the years ended December 31, 2021, 2020 and 2019:

		2021	2020	2019
Derivative instruments	Financial Statement Caption
Non-designated	Realized (loss) gain on financial instruments, net	$(5,408)	$(12,295)	$1,939
Non-designated	Unrealized gain (loss) on financial instruments, net	$5,220	$(6,044)	$(15,442)
Designated	Other comprehensive income (loss)	$10,986	$(12,307)	$(110)
Designated	Interest expense, net	$(8,771)	$(2,806)	$7